                                                                     EXHIBIT 1.1

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.

                    _____________ Shares of Common Stock*

                            UNDERWRITING AGREEMENT



                                                               ___________, 1997

MORGAN KEEGAN & COMPANY, INC.
A.G. EDWARDS & SONS, INC.
CROWELL, WEEDON & CO.
  As Representatives of the
  Several Underwriters
  named in Schedule II hereto
c/o Morgan Keegan & Company, Inc.
50 Front Street
Memphis, Tennessee  38103

Ladies and Gentlemen:

     Keystone Automotive Industries, Inc., a California corporation (the "Company"), and the several shareholders of the Company named in Schedule I hereto (collectively, the "Selling Shareholders") propose to sell to the several underwriters named in Schedule II hereto (collectively, the "Underwriters") __________ shares and __________ shares, respectively (collectively, the "Firm Shares") of the Company's common stock ("Common Stock"), as set forth in
Schedule II hereto. The Firm Shares are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule II opposite the name of such Underwriter. In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company and Selling Shareholders propose to grant to the Underwriters an option to purchase an aggregate of up to ___________ additional shares (collectively, the "Option Shares") of Common Stock. The Firm Shares and any Option Shares purchased pursuant to this Agreement are herein referred to as the "Shares."

     You have advised the Company and the Selling Shareholders that you are authorized to enter into this Agreement on behalf of the Underwriters for whom you are acting as representatives (the "Representatives"), and that Morgan Keegan & Company, Inc. has authority to execute this Agreement, bind the Underwriters and the Representatives and take all actions on behalf of the Representatives referenced in this Agreement.


----------------
/*/ Plus an option to purchase from the Company and the Selling Shareholders an aggregate of up to ______ additional shares to cover over-allotments.

     1.   Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to, and agrees with, each Underwriter and each Selling Shareholder that:

          (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1 (No. 333-______), including a preliminary prospectus, subject to completion, relating to the Shares. The registration statement, as amended at the time it becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), as so amended, including financial statements and exhibits and the information (if any) contained in a prospectus that is deemed to be a part of the registration statement at the time of its effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement," and the prospectus in the form first used to confirm sales of the Shares is hereinafter referred to as the "Prospectus."

          (b) No order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any preliminary prospectus has been issued and no proceedings for that purpose are pending, threatened or, to the knowledge of the Company, contemplated by the Commission; no stop order suspending the sale of the Shares in any jurisdiction designated by you pursuant to Section 5(d) hereof has been issued and no proceedings for that purpose are pending, threatened or, to the knowledge of the Company, contemplated; and any request of the Commission and each securities authority or agency of each other jurisdiction for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with.

          (c) Each preliminary prospectus in the form filed as part of the Registration Statement as originally filed or filed as part of any amendment thereto, or, if different, in the form used in connection with the offering of the Shares, complied fully in all material respects when so filed or used with the Act, and when the Registration Statement becomes effective and at all times subsequent thereto, the Registration Statement (including, if applicable, the information deemed to be part of the Registration Statement at the time it was declared effective pursuant to Rule 430A under the Act) and the Prospectus and any supplements or amendments thereto, shall comply in all material respects with the provisions of the Act and the Registration Statement and any such amendment thereto at the time such Registration Statement or such amendment becomes effective will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any supplements or amendments thereto, will not at any such time contain any untrue statement of

                                       2.

a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the foregoing shall not apply to statements in, or omissions from, any such document, in reliance upon, and in conformity with, written information furnished to the Company by you, specifically for use in the preparation thereof. The Company and the Selling Shareholders acknowledge for all purposes under this Agreement (including this paragraph and Section 9 hereof) that the statements appearing in any preliminary prospectus, the Prospectus or the Registration Statement in the _____, ______ and ______ paragraphs and the sentence of the ______ paragraph under the caption "Underwriting", the last paragraph on the cover page and the inside front cover concerning stabilization and overallotment by the Underwriters constitute the only written information furnished to the Company by you for use in the Registration Statement or the Prospectus or any preliminary prospectus (or any amendment or supplement thereto). There is no contract or document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

          (d) Ernst & Young LLP, whose report appears in the Prospectus, are, to the best knowledge of the Company, independent public accountants with respect to the Company as required by the Act. The consolidated financial statements (including the related notes) included in the Prospectus and the Registration Statement (and any amendments or supplements thereto) comply as to form with the requirements of the Act, present fairly the consolidated financial condition, the consolidated results of the operations and consolidated changes in cash flows and equity of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated; and the other financial and statistical information and the supporting schedules included in the Prospectus and the Registration Statement (and any amendments or supplements thereto), present fairly, in all material respects, the information required to be stated therein. No other financial statements or schedules are required by Form S-1 or otherwise to be included in the Registration Statement or the Prospectus.

          (e) The only subsidiaries of the Company are Keystone Warehouse Distributors, Inc., a California corporation, which is not a "significant" subsidiary as defined under the Act, and has no assets, liabilities, employees or operations, and North Star Plating Company, a Minnesota corporation ("North Star"). The Company and North Star each has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own or lease and occupy its properties and conduct its business as it is currently being conducted and as described in the Prospectus and, in the Company's case, to authorize the offering of

                                       3.
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the Shares and to execute, deliver and perform this Agreement and to issue, sell and deliver the Shares to be sold by it, and each of the Company and North Star is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary except where the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined); and the Company and North Star each holds all licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus. The expiration of any such licenses, permits or other governmental authorizations would not materially affect the operations of the Company or North Star, as the case may be. Complete and correct copies of the respective articles of incorporation and bylaws of the Company and North Star and all amendments thereto have been delivered to you, and no changes therein will be made subsequent to the date hereof and prior to the date of the consummation of the sale of the Shares.

          (f) The capitalization of the Company is as set forth under the caption "Capitalization" in the Prospectus, and the Common Stock conforms to all statements relating thereto contained in the Registration Statement and the Prospectus; the outstanding shares of Common Stock (including any Shares to be purchased by the Underwriters from the Selling Shareholders) have been, and the Shares that are being sold by the Company, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and nonassessable. Except for the capital stock of North Star and Keystone Warehouse Distributors, Inc., neither the Company nor North Star owns, or at the date of the consummation of the sale of the Firm Shares will own, directly or indirectly through North Star or otherwise, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. The issued shares of capital stock of North Star have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record and beneficially by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock or any shares of capital stock of North Star pursuant to the Company's or North Star's respective articles of incorporation, bylaws or other governing documents or any agreement or other instrument to which the Company or North Star is a party or by which the Company or North Star may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

                                       4.

          (g) There has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, results of operations or prospects of the Company and North Star, taken as a whole, from the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, and neither the Company nor North Star has, directly or indirectly, incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the business of the Company and North Star, taken as a whole, and there has not been any change in the capital stock of, or any incurrence of long-term debt or material increase in short-term debt by, the Company or North Star, or any issuance or grant of options, warrants or rights to purchase the capital stock of the Company or North Star, or any declaration or payment of any dividend or other distribution on the capital stock of the Company from the date as of which information is given in the Registration Statement and the Prospectus.

          (h) Neither the Company nor North Star is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under its articles of incorporation or bylaws, or any material agreement, indenture or other instrument, to which the Company or North Star is a party or by which either of them are bound, or to which either of their properties are subject. Neither the issuance, sale or delivery by the Company of the Shares, nor the execution, delivery and performance of this Agreement nor the consummation by the Company of the transactions contemplated hereby will result in a violation of, or constitute a default under, the restated articles of incorporation or amended and restated bylaws of the Company, or any agreement, indenture or other instrument to which the Company or North Star is a party or by which either of them is bound, or to which either of their properties are subject, nor will the performance by the Company of its obligations hereunder violate any law, ordinance, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or North Star or any of their respective properties or assets, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or North Star. Except for permits and similar authorizations required under the Act and the securities or "blue sky" laws of certain jurisdictions and for such permits and authorizations which have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement.

          (i) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy, and except as enforcement

                                       5.

may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by general equitable principles.

          (j) The Company and North Star each has good and marketable title to its properties, free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or North Star, and any real property and buildings held under lease by the Company or North Star are held by it under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or North Star and except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by general equitable principles. The properties of the Company and North Star necessary to the conduct of their respective businesses (as presently conducted and as described in the Prospectus) are in good repair (reasonable wear and tear excepted) and are insured in accordance with industry practice and suitable for their uses.

          (k) Neither the Company nor North Star, nor any other person or entity for whom the Company or North Star is or may be liable, is in violation of any federal, state, local, provincial or foreign laws or regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos or asbestos-containing materials, or polychlorinated biphenyls ("Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation could have a material adverse effect on the condition, financial or otherwise, or the results of operations, cash flow, business affairs or business prospects of the Company and North Star, taken as a whole (a "Material Adverse Effect"). "Violation" includes, but is not limited to, noncompliance with any permit or other governmental authorization required under applicable Environmental Laws and noncompliance with the terms and conditions of any such permit or authorization.

          (l) Neither the Company nor North Star has received any communication (written or oral), whether from a governmental authority, citizens' group, employee or otherwise, alleging that the Company or North Star, any other person or entity for whom the Company is or may be liable, is not in full compliance with any

                                       6.

Environmental Laws or permit or authorization required under applicable Environmental Laws, and there are no circumstances that may prevent or interfere with such full compliance in the future, except where failure to so comply would not have a Material Adverse Effect.

          (m) There is no claim, action, cause of action, investigation or notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence in or release into the environment of any Materials of Environmental Concern at any location owned, leased or operated, now or in the past, by the Company or North Star, or any other person or entity for whom the Company or North Star is or may be liable, or (ii) circumstances forming the basis of any violation or alleged violation of any Environmental Law (collectively, "Environmental Claims") pending or threatened against the Company or North Star or to the Company's knowledge, any other person or entity whose liability for any Environmental Claim the Company or North Star has retained or assumed either contractually or by operation of law.

          (n) Except as set forth in the Registration Statement and Prospectus, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Materials of Environmental Concern, that could form the basis of any Environmental Claim against the Company or North Star with respect to property owned, leased or operated by or for the Company or North Star, now or in the past, or against any person or entity whose liability for any Environmental Claim the Company or North Star has retained or assumed either contractually or by operation of law.

          (o) Except as would not, singly or in the aggregate, have a Material Adverse Effect, neither the Company nor North Star has (A) violated any applicable federal, state, provincial or foreign law relating to employment or employment practices or the terms and conditions of employment, including, without limitation, discrimination in the hiring, promotion or pay of employees, wages, hours of work, plant closings and layoffs, collective bargaining, and occupational safety and health, or any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder or any other applicable law (whether foreign or domestic) relating to or governing the operation or maintenance of any plan or arrangement falling within the definition of an "employee benefit plan" (as such term is defined in Section 3(3) of ERISA) or any other employee benefit plan or arrangement, nor
(B) engaged in any unfair labor practice. There is (i) no unfair labor practice charge or complaint pending or threatened against the Company before the National Labor Relations Board or any corresponding state, local,

                                       7.

provincial or foreign agency, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending or threatened against the Company or North Star which would, singly or in the aggregate, have a Material Adverse Effect; and (ii) no union representation claim pending with respect to the employees of the Company or North Star and to the Company's knowledge, no union organizing activities taking place. No labor dispute involving the employees of the Company or North Star is pending or is threatened or to the Company's knowledge, is imminent which could singly or in the aggregate have a Material Adverse Effect; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any principal suppliers, manufacturers or contractors of the Company or North Star which could singly or in the aggregate have a Material Adverse Effect.

          (p) There is no legal or governmental proceeding to which the Company or North Star is a party or to which any of their respective properties are subject or which is pending or, to the Company's knowledge, threatened or contemplated against the Company or North Star which could result in any Material Adverse Effect or which is required to be disclosed in the Registration Statement or the Prospectus.

          (q) Neither the Company nor North Star is in violation of any law, ordinance, rule, administrative regulation or decree known to the Company of any court or governmental agency or body having jurisdiction over the Company or North Star or any of their respective properties or assets, which violation could have a Material Adverse Effect.

          (r) The Company has not taken, and shall not take, directly or indirectly, any action designed to cause or result in, or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (s) The Company and North Star have timely (giving effect to permitted extensions) and properly prepared and filed all necessary federal, state, local and foreign income, franchise and any other required tax returns and have paid all taxes shown as due thereon (other than those being contested in good faith), and neither the Company nor North Star has any knowledge of any tax deficiency which has been or might have a Material Adverse Effect.

          (t) (A) Neither the Company nor North Star or any current officers or directors of the Company or North Star has at any time and (B) no employee or agent acting on behalf of the Company or North Star has at any time within the last five (5) years, (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation or ordinance

                                       8.

requiring such disclosure, (ii) made any payment to any local, state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company or North Star sells or from which the Company or North Star buys products for the purpose of influencing such agent or person to buy products from or sell products to the Company or North Star, or (iv) engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company.

          (u) Except as contemplated by this Agreement, the Company is not aware of any claims for services in the nature of a finder's fee, brokerage fee or otherwise with respect to this offering for which the Company or North Star or any of the several Underwriters may be responsible.

          (v) The Company and North Star own or possess adequate rights to use all trademarks, service marks, trade names and copyrights necessary for the conduct of their respective businesses described in the Prospectus and has taken reasonable security measures to protect the secrecy, confidentiality and value of their respective trade secrets and know-how which are valid and protectible and are not part of the public knowledge or literature and which are necessary for, used in, or proposed to be used in the conduct of their respective businesses described in the Prospectus. Neither the Company nor North Star has received any notice of infringement of or conflict with, and neither the Company nor North Star, to the best of the Company's knowledge, is infringing or in conflict with asserted rights of others with respect to any trademarks, service marks, trade names, copyrights or trade secrets.

          (w) There are no outstanding loans or advances or guarantees of indebtedness by the Company or North Star to or for the benefit of any affiliate of the Company or North Star, any of the officers or directors of the Company or North Star, or any of the members of the families of any of the foregoing, which are required by the Act to be described in the Registration Statement or the Prospectus except such that are so described.

          (x) The Company and North Star maintain systems of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general

                                       9.

or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (y) The Company and North Star each had at all relevant times full corporate power and authority to execute and deliver the Agreement and Plan of Merger, dated December 6, 1996, among the Company, North Star, North Star Merger, Inc. and Ronald G. Brown and Kim D. Wood (the "North Star Merger Agreement") and to carry out the transactions contemplated thereby (collectively, the "North Star Merger"). The execution, delivery and performance by the Company and North Star of the North Star Merger Agreement and the consummation of the North Star Merger were duly authorized by all requisite corporate action of the Company and North Star, and the North Star Merger Agreement constitutes a valid and binding agreement of each of the Company and North Star, enforceable against the Company and North Star in accordance with its terms, except as rights to indemnity thereunder may be limited by federal or state securities laws and the public policy underlying such laws, and except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally or by general equitable principles.

          (z) Neither the execution and delivery by the Company or North Star of the North Star Merger Agreement nor the consummation by the Company and North Star of the North Star Merger (i) violated, conflicted with or resulted in a breach of any provision of the respective articles of incorporation or bylaws of the Company and North Star, (ii) violated, conflicted with or resulted in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of the Company or North Star under, any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, lease, contract, agreement or other instrument to which the Company or North Star, or any of their respective properties, may be bound, (iii) violated any order, injunction, judgment, ruling, law or regulation of any court or governmental authority applicable to the Company or North Star or any of their respective properties, or (iv) except for applicable requirements of the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), required any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any governmental or regulatory authority or other third party, which, in the case of clauses (ii), (iii) and (iv) above, would have a Material Adverse Effect.

          (aa) No broker, finder or investment banker is entitled to any fee or commission in connection with the transactions contemplated by the North Star Merger Agreement other than as have

                                      10.

been paid or accrued by the Company or North Star as reflected in the Company's consolidated financial statements included in the Prospectus and the Registration Statement.

          (bb) All applicable periods for asserting any dissenter's rights or appraisal rights in connection with the North Star Merger have expired, and no person has asserted or, to the best knowledge of the Company has threatened to asset, any dissenter's rights or appraisal rights under applicable law arising from or in connection with the North Star Merger.

          (cc) To the best of the Company's knowledge, no facts or circumstances exist giving rise to any claim of the Company for indemnification pursuant to the North Star Merger Agreement.

     Any certificate signed by any duly authorized officer of the Company or by or on behalf of the Selling Shareholders, respectively, and delivered to you or counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Selling Shareholders, respectively, to each Underwriter as to the matters covered thereby.

     2.   Representations and Warranties of the Selling Shareholders.
          -----------------------------------------------------------

          (a) Each Selling Shareholder, severally and not jointly, represents and warrants to, and agrees with, each Underwriter, the Company and the other Selling Shareholders that:

                 (i) The execution, delivery and performance of this Agreement by such Selling Shareholder, the sale of the Shares to be sold by such Selling Shareholder, and the performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any of the terms or provisions, or constitute a default or cause an acceleration of any obligation under any agreement, indenture or other instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or the property of such Selling Shareholder is subject, nor will the performance by such Selling Shareholder of his obligations hereunder violate any law, ordinance, rule, administrative regulation or decree of any court or any governmental agency or body known to such Selling Shareholder having jurisdiction over such Selling Shareholder or any of his properties or assets, or result in the creation or imposition of any lien, charge, claim, or encumbrance upon any property or asset of such Selling Shareholder.

                 (ii) Such Selling Shareholder is, and on the applicable Closing Date (as defined) will be, the lawful owner of the number of Shares to be sold by such Selling Shareholder and has, and on the applicable Closing Date will have, good and marketable title to the Shares to be sold by him to the Underwriters hereunder, free and clear of any security interest,

                                      11.

mortgage, pledge, lien, encumbrance, restriction on transfer, claim or equity (including, without limitation, claims made by reason of community property rights), other than those imposed by the Act, the securities or Blue Sky laws of certain jurisdictions and the Power of Attorney and Custody Agreement, as defined below); and upon delivery to the Underwriters of the Shares to be sold by such Selling Shareholder hereunder and payment of the purchase price therefor by the Underwriters as herein contemplated in good faith and without notice of an adverse claim within the meaning of Article VII of the Uniform Commercial Code, each of the Underwriters will receive good and marketable title to its ratable share of the Shares purchased by it from such Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction on transfer, claim or equity (including, without limitation, claims made by reason of community property rights), other than those imposed by the Act and the securities or Blue Sky laws of certain jurisdictions.

                 (iii) All authorizations, approvals and consents necessary for the execution, delivery and performance by such Selling Shareholder of this Agreement, the Irrevocable Custody Agreement and Power of Attorney in the form previously furnished to you (collectively, the "Custody Agreement") and the sale and delivery by such Selling Shareholder to the Underwriters of the Shares to be sold by such Selling Shareholder hereunder have been obtained and are in full force and effect, other than those imposed by the Act and the securities or Blue Sky laws of certain jurisdictions; and such Selling Shareholder has, and on each applicable Closing Date will have, all requisite right, power and authority to enter into and perform its obligations under this Agreement and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder to the Underwriters hereunder.

                 (iv) Such Selling Shareholder has not taken, and shall not take, directly or indirectly, any action designed to cause or result in, or which might reasonably be expected to constitute, stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares to be sold by such Selling Shareholder, and other than as permitted by the Act, such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

                 (v) This Agreement and the Custody Agreement have each been duly and validly authorized, executed and delivered by or on behalf of such Selling Shareholder and each constitutes the valid and legally binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy, and except as enforcement may be limited by applicable bankruptcy, insolvency,

                                      12.

reorganization, moratorium or other similar laws relating to creditors' rights generally or by general equitable principles.

                 (vi) The sale of the Shares to be sold by such Selling Shareholder pursuant to this Agreement is neither prompted by nor based upon any material adverse information concerning the Company known to such Selling Shareholder that is not set forth in the Prospectus.

                 (vii) The information relating to such Selling Shareholder in each preliminary prospectus in the form filed as part of the Registration Statement as originally filed or filed as part of any amendment thereto, or, if different, in the form used in connection with the offering of the Shares, complied fully in all material respects when so filed or used with the Act, and when the Registration Statement becomes effective and at all times subsequent thereto, the information relating to the Selling Shareholder in the Registration Statement (including, if applicable, the information deemed to be part of the Registration Statement at the time it was declared effective pursuant to Rule 430A under the Act) and the Prospectus and any supplements or amendments thereto, shall comply in all material respects with the provisions of the Act, and the Registration Statement and any such information in any amendment thereto at the time such Registration Statement or such amendment becomes effective, will not contain any untrue statement of a material fact relating to such Selling Shareholder or omit to state with respect to such Selling Shareholder a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any supplements or amendments thereto, will not at any such time contain any untrue statement of a material fact relating to the Selling Shareholder or omit to state with respect to the Selling Shareholder any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Virgil K. Benton II, Ronald G. Brown, Charles J. Hogarty, Al A. Ronco, Robert L. Blanton, John M. Palumbo and Kim D. Wood (collectively, the "Insider Selling Shareholders"), severally and not jointly, further represent and warrant to, and agree with the Underwriters, the Company and the other Selling Shareholders that the Registration Statement and any amendments thereto, at the time such Registration Statement or such amendment becomes effective, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and any amendments or supplements thereto will not at any such time contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                      13.

     3.   Sale and Delivery of the Shares to the Underwriters.
          ---------------------------------------------------

          (a) Subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, (i) the Company agrees to sell to the several Underwriters, at a price per share of $_____ (the "Purchase Price"), an aggregate of ________ Firm Shares, (ii) each Selling Shareholder agrees, severally and not jointly, to sell to the several Underwriters, at the Purchase Price, the number of Firm Shares set forth opposite the name of such Selling Shareholder on Schedule I hereto and (iii) each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at the Purchase Price, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto.

          (b) In addition, subject to the terms and conditions and upon the basis of the representations and warranties herein set forth, (i) the Company agrees to sell to the Underwriters, at the Purchase Price, up to __________ Option Shares, (ii) each Selling Shareholder agrees, severally and not jointly, to sell to the several Underwriters, at the Purchase Price, up to the number of Option Shares shown opposite such Selling Shareholder's name on Schedule II hereto, and (iii) the Underwriters shall have the right to purchase, severally and not jointly, from time to time for a period of 30 days from the date of the Prospectus, up to __________ Option Shares and an aggregate of up to ___________ Option Shares, respectively, from the Company and the Selling Shareholders at the Purchase Price. Option Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. The underwriters shall not exercise the foregoing option granted by the Company unless and until they have first exercised in full the foregoing option granted by the Selling Shareholders. Subject to the foregoing sentence, if any Option Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from each Selling Shareholder in the proportion that the number of Option Shares set forth opposite such Selling Shareholder's name on Schedule II hereto bears to the total number of Option Shares to be purchased pursuant to the exercise, the aggregate number of Option Shares (subject to adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Option Shares to be purchased from the Selling Shareholders as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule II hereto bears to the total number of Firm Shares. If any Option Shares are to be purchased in excess of the aggregate Option Shares which the Selling Shareholders have agreed to sell, each underwriter, severally and not jointly, agrees to purchase from the Company the aggregate number of Option Shares (subject to adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Option Shares to be purchased from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II bears to the total number of Firm Shares.

     4.   Delivery of and Payment for Shares.  Delivery of certificates for the
          ----------------------------------
Firm Shares to be purchased by the Underwriters

                                      14.

from the Company and the Selling Shareholders shall be made against payment therefor by certified or official bank check or checks in New York Clearing House next-day funds to the order of the Company, with respect to the Shares purchased from the Company, or to Mr. Charles J. Hogarty or Virgil K. Benton II, as the case may be, with respect to the Shares purchased from such Selling Shareholders as custodian for each of the Selling Shareholders (collectively, the "Custodians"), as the case may be. Such delivery and payment shall be made at 9:00 A.M., local time, at the offices of Morgan Keegan & Company, Inc., 50 Front Street, Memphis, Tennessee (or such other place as mutually may be agreed upon by you, the Company and the Custodians), on the third full business day following the date of the public offering as advised by you to the Company or at such other date not more than seven full business days thereafter as shall be determined by you, the Company and the Custodian (unless, in either case, postponed pursuant to Section 11) (the "First Closing Date").

     The option to purchase Option Shares granted in Section 3 hereof may be exercised during the term thereof by written notice to the Company and the Custodians from you. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the time and date, not earlier than either the First Closing Date or the second business day after the date on which the option shall have been exercised nor later than the seventh business day after the date of such exercise, as determined by you, when the Option Shares are to be delivered (the "Option Closing Date"). Delivery and payment for such Option Shares is to be at the offices set forth above for delivery and payment of the Firm Shares. Delivery of certificates for the Option Shares to be purchased by the Underwriters from the Selling Shareholders shall be made against payment therefor by certified or official bank checks drawn upon or by a New York Clearing House bank and payable in next-day funds to the order of the Company and the respective Custodians as provided above in this
Section 4 with respect to payment for the Firm Shares. (The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates.")

     Delivery of certificates for the Shares shall be made by or on behalf of the Company or the Selling Shareholders, as applicable, to you, or the respective accounts of the Underwriters, against payment by you, for the several accounts of the Underwriters, to the Company or the Selling Shareholders, as applicable. The certificates for the Shares shall be registered in such names and denominations as you shall have requested at least three full business days prior to the applicable Closing Date, and shall be made available for checking and packaging at a location as may be designated by you not later than 10:00 A.M. at least two full business days prior to such Closing Date. Time shall be of the essence and delivery at the time and place specified in this

                                      15.

Agreement is a further condition to the obligations of each Underwriter.

     5.   Offering.  Upon your authorization of the release of the Firm Shares,
          --------
the Underwriters propose to offer the Shares for sale to the public at the public offering price and upon the other terms set forth in the Prospectus.

     6.   Covenants.  The Company covenants and agrees with each Underwriter
          ---------
that:

          (a) The Company shall use its reasonable best efforts to cause the Registration Statement to become effective at the earliest possible time or, if the procedure in Rule 430A of the Act is utilized, to comply with the provisions of, and make all requisite filings with the Commission pursuant to, Rule 430A of the Act and to notify you promptly (in writing, if requested) of all such filings. The Company shall notify you promptly and confirm such notification in writing, (i) when the Registration Statement has become effective (if such Registration Statement has not otherwise become effective prior to the execution of this Agreement), if and when any Prospectus is mailed (or otherwise sent for filing pursuant to Rule 424 under the Act), and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the happening of any event during the period referred to in paragraph (c) below that makes any statement of a material fact made in the Registration Statement untrue or that requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statement therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or that requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and
(iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for additional information relating thereto. The Company shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement or the Prospectus which, in the opinion of counsel to the several Underwriters, may be necessary or advisable in connection with the distribution of the Shares and shall use every reasonable effort to cause the same to become effective as promptly as possible; and the Company shall not file any amendment of or supplement to the Registration Statement or the Prospectus, whether before or after the time when the Registration Statement becomes effective, which has not previously been submitted to you a reasonable time before the proposed filing thereof or to which you shall reasonably object in writing thereof. The Company shall advise you promptly after it shall receive notice thereof of the issuance by the Commission or any State or other regulatory body of any stop order or other order suspending the effectiveness of the

                                      16.

Registration Statement, suspending or preventing the use of any preliminary prospectus or the Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any such purpose; and the Company shall use every reasonable effort to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

          (b) The Company shall furnish to the Underwriters, from time to time and without charge, a reasonable number of copies of the Registration Statement of which two for you and one for counsel to the Underwriters shall be signed and shall include exhibits and all amendments and supplements to such Registration Statement.

          (c) Within the time during which a Prospectus relating to the Shares is required to be delivered under the Act the Company shall furnish to each Underwriter, at the Company's expense, as many copies of the Prospectus (and of each amendment or supplement thereto) as such Underwriter may reasonably request, and the Company shall comply with all requirements imposed upon it by the Act, as now and hereafter amended, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which, in the opinion of counsel for the Underwriters or in the judgment of the Company, the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Company shall promptly notify you and, subject to the provisions of Section 5(a), shall amend the Registration Statement or supplement the Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance, and will furnish to each Underwriter and to such dealers as you shall specify such number of copies as such Underwriter or dealers may reasonably request.

          (d) The Company shall use its reasonable best efforts to take or cause to be taken all necessary action and furnish to whomever you may direct such information as may be required in qualifying the Shares for sale under the laws of such jurisdictions which you shall designate and to continue such qualifications in effect for as long as may be required for the distribution of the Shares; except that in no event shall the Company be obligated in connection therewith to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not otherwise so subject. The Company shall file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                                      17.

          (e) The Company shall make generally available to its security holders, in the manner contemplated by Rule 158 under the Act, as soon as practicable but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the requirements of Section 11(a) of the Act covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

          (f) For a period of 180 days following the date of the Prospectus, the Company will not, without your prior written consent, (i) purchase any shares of Common Stock or equity securities of the Company or (ii) offer, issue, sell, contract to sell, transfer or otherwise dispose of, for value or otherwise, directly or indirectly, any shares of Common Stock or other equity securities of the Company or any securities convertible into or exchangeable for, or warrants to purchase or acquire, Common Stock, except (w) pursuant to this Agreement or
(x) pursuant to the exercise of stock options outstanding as of the date of the Prospectus and disclosed therein or (y) pursuant to sales not in the public market, if the transferees of such non-public sales deliver to you their agreement to be bound by the terms of this provision or (z) pursuant to the issuance of options to employees or directors of the Company pursuant to the Company's 1996 Employee Stock Incentive Plan, provided that such options do not vest prior to 180 days following the date of the Prospectus.

          (g) The Company shall apply the net proceeds of the sale of the Shares sold by it in the manner specified under the caption "Use of Proceeds" in the Prospectus.

          (h) The Company shall timely complete all required filings and otherwise fully comply in a timely manner with all provisions of the Act in connection with the public offering of the Shares.

          (i) The Company shall pay or cause to be paid (A) all expenses (including stock transfer taxes) incurred in connection with the delivery to the several Underwriters of the Shares, (B) all fees and expenses (including, without limitation, fees and expenses of the Company's accountants and counsel) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), each preliminary prospectus and the Prospectus, as amended or supplemented, and the printing, delivery and shipping of this Agreement and other underwriting documents, including Underwriters' Questionnaires, Underwriters' Powers of Attorney, Blue Sky Memoranda, Agreements Among Underwriters and Selected Dealer Agreements and any letters transmitting the offering material to Underwriters or selling group members (including costs of mailing and shipment), (C) all filing fees and reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the qualification of the

                                      18.

Shares under state securities laws as provided in Section 5(d) hereof up to a maximum of $12,500, (D) the filing fee of the National Association of Securities Dealers, Inc., (E) any applicable listing fees, including the fee for listing the Company's Common Stock on the Nasdaq National Market of the National Association of Securities Dealers Automated Quotation System ("The Nasdaq National Market"), (F) the cost of printing certificates representing the Shares, (G) the cost and charges of any transfer agent or registrar, (H) the costs and expenses of all pre-closing and post-closing advertisements relating to the offering of the Shares, (I) the costs related to travel and lodging incurred by the Company and its representatives relating to meetings with and presentations to prospective purchasers of the Shares and (J) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise provided for in this section. If this Agreement is terminated for any reason whatsoever (other than by reason of a default by any of the Underwriters), the Company shall pay the several Underwriters on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in reviewing the Registration Statement and the Prospectus and in connection with the investigation, preparing to market and marketing of the Shares or in contemplation of performing their obligations hereunder. The provisions of this Section are intended to relieve the Underwriters from payment of the expenses and the costs that the Company and the Selling Shareholders agree to pay, and shall not affect any agreements that the Company and the Selling Shareholders may make, or may have made, for the sharing of any such expenses and costs.

          (j) The Company, at its expense, shall furnish to its shareholders an annual report (including financial statements prepared in accordance with generally accepted accounting prin ciples audited by independent certified public accountants), and, as soon as practicable after the end of each of the first three quarters of each fiscal year, a statement of operations of the Company for such quarter (which may be in summary form), all in reasonable detail, and during the five-year period after the date hereof, at its expense, will furnish you (i) concurrently with providing such reports to its shareholders, a balance sheet of the Company and any subsidiaries as and at the end of such fiscal year, together with statements of income or operations, shareholders' equity and cash flows of the Company and any consolidated subsidiaries, and of any non-consolidated significant subsidiaries, for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent certified public accountants; (ii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders; (iii) as soon as they are available, a copy of all periodic reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD; and (iv) such other information of a public nature concerning the Company as you may from time to time reasonably request. In addition, during

                                      19.

such five-year period the Company shall furnish you, concurrently with its release, every material press release and every material news item or article in respect of the Company or its affairs that is released or prepared by the Company.

          (k) So long as the Company has an active subsidiary or subsidiaries, the financial statements provided for in Section 5(j) shall be on a consolidated basis to the extent the accounts of the Company and its subsidiary or subsidiaries are consolidated in reports furnished to its shareholders generally. Separate financial statements shall be furnished for any subsidiaries whose accounts are not consolidated but which at the time are significant subsidiaries as defined in the Act.

          (l) At or before the First Closing Date, you shall receive from each Selling Shareholder and from each officer and director of the Company and North Star a written agreement not to offer, sell, contract to sell, transfer or otherwise dispose of, directly or indirectly, for value or otherwise, any shares of Common Stock or other equity securities of the Company or any securities convertible into or exchangeable for, or warrants to purchase or acquire, Common Stock, now owned or hereafter acquired by such person, for a period of 180 days from the date of the Prospectus, except (i) pursuant to sales not in the public market or (ii) pursuant to bona fide gifts or (iii) with your prior written consent, provided that, in the case of (i) and (ii), the transferees of such non-public sales or bona fide gifts, as applicable, deliver to you their agreement to be bound by the terms of this provision.

          (m) The Company and North Star shall continue to maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (n) The Company shall comply with all registration, filing and reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which may from time to time be applicable to the Company.

          (o) The Company shall make all filings required, including registration under the Exchange Act, to obtain and maintain the listing of the Common Stock on the Nasdaq National Market concurrently with the effective date of the Registration Statement.

                                      20.

          (p) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Common Stock.

          (q) If at any time when a prospectus is required by law to be delivered any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company shall, after written notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and if deemed appropriate by the Company and its counsel in consultation with you and your counsel disseminate, a press release or other public statement reasonably satisfactory to you responding to or commenting on such rumor, publication or event.

          (r) The Company's Board of Directors shall include at least two independent directors.

          (s) The Company is familiar with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the "1940 Act") and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner so as to ensure that the Company was not and will not be an "investment company" within the meaning of the 1940 Act.

          (t) The Company will supply the Underwriters with copies of all correspondence to and from and all documents issued to and by the Commission or the Commission's staff in connection with the registration of the Shares under the Act.

     7.   Conditions to the Underwriters' Obligations.  The obligations of the
          -------------------------------------------
several Underwriters hereunder are subject to the accuracy, as of the date hereof and each Closing Date (as if made at such Closing Date), of the representations and warranties of the Company and the Selling Shareholders contained herein or in certificates of any officer of the Company or Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their respective obligations hereunder and to the following additional conditions:

          (a) The Registration Statement and all post-effective amendments thereto shall have become effective not later than 5:30 P.M., eastern time, on the date following the date of this Agreement or, with your consent, at a later time and date as you may agree in writing; all filings required by Rule 424 and Rule 430A of the Act shall have been made; no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued; no proceedings for the issuance of such an order shall have been commenced or shall be

                                      21.

pending, or, to the knowledge of the Company, threatened or contemplated by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction; and no stop order suspending the sale of the Shares in any jurisdiction shall have been issued, and no proceeding for that purpose shall have been instituted, or, to the knowledge of the Company, threatened or contemplated.

          (b) On each Closing Date (i) the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the Act and shall conform in all material respects to the Act, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading; (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the business prospects, properties, assets, results of operation or condition (financial or otherwise) of the Company and North Star, taken as a whole, whether or not arising in the ordinary course of business; (iii) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company or any of the Selling Shareholders, threatened against the Company that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company or any of the Selling Shareholders, threatened against the Company before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company and North Star, taken as a whole, other than as set forth in the Prospectus; (iv) the Company and the Selling Shareholders shall have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied at or prior to the applicable Closing Date, and (v) the representations and warranties of the Company set forth in Section 1 and the representations and warranties of the Selling Shareholders set forth in Section 2 shall be accurate as though expressly made at and as of the applicable Closing Date. At each applicable Closing Date, you shall have received a certificate executed by the President and the Chief Executive Officer of the Company, dated as of the applicable Closing Date, to such effect and with respect to the following additional matters: (A) the Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has

                                      22.

been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the Act; and (B) they have carefully reviewed the Registration Statement and the Prospectus and when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein (with respect to the Prospectus, in the light of the circumstances under which they were made) not misleading and neither the Registration Statement nor the Prospectus and any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein (with respect to the Prospectus, in light of the circumstances under which they were made) not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth, and (C) all representations, warranties, covenants and statements made herein by the Company are true and correct in all material respects at such Closing Date, with the same effect as if made on and as of such Closing Date, and all agreements herein to be performed by the Company on or prior to such Closing Date have been duly performed. At each applicable Closing Date, you shall have received certificates executed by each Selling Shareholder, dated as of the applicable Closing Date, with respect to the following matters: all representations, warranties, covenants and statements made herein by such Selling Shareholder are true and correct in all material respects at such Closing Date, with the same effect as if made on and as of such Closing Date, and all agreements herein to be performed by the Company on or prior to such Closing Date have been duly performed.

          (c) On the business day immediately preceding the date of this Agreement you shall have received from Ernst & Young LLP, a letter, dated the date hereof in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are independent public accountants with respect to the Company within the meaning of the Act, stating in effect that:

                 (i) in their opinion, the financial statements of the Company and of North Star included in the Registration Statement and covered by their reports therein comply as to form in all material respects with the applicable accounting requirements of the Act;

                 (ii) on the basis of limited procedures (set forth in detail in such letter and made in accordance with such procedures as may be reasonably specified by you) not constituting an audit in accordance with generally accepted auditing standards, consisting of (but not limited to) a reading of the latest

                                      23.

available internal unaudited consolidated financial statements of the Company, a reading of minute books of the Company, inquiries of officials of the Company responsible for financial and accounting matters, and such other inquiries and procedures, as may be specified in such letter, nothing has come to their attention which caused them to believe that:

                   (A) the unaudited financial statements and other unaudited financial data of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement;

                   (B) the amounts of net sales, income before income taxes, net income and net income per share for the three fiscal years ended March 28, 1997, included in the Prospectus under the caption "Prospectus Summary-Summary Consolidated Financial and Operating Data" do not agree with the corresponding amounts in the audited statements of income;

                   (C) at a specified date not more than five business days prior to the date of delivery of such letter, there was any change in the capital stock or long-term debt or obligations under capital leases of the Company other than scheduled repayments or any decreases in total assets, stockholders' equity or other items of the Company specified by the Underwriters from that set forth in the consolidated balance sheet at March 28, 1997, included in the Prospectus, except as described in the Prospectus or such letter; or

                   (D) for the period from March 28, 1997, to a specified date not more than five days prior to the date of delivery of such letter, there were any decreases in revenue, gross profit or income before income taxes of the Company, in each case as compared with the corresponding period of the preceding year, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                 (iii) in addition to the procedures referred to in clause (ii) above and the audit referred to in their report included in the Registration Statement, they have carried out certain specific procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company or North Star, which appear in the Registration Statement or the exhibits or schedules thereto and are specified by you, and have compared such amounts, percentages and financial information

                                      24.

with the accounting records of the Company or North Star and with material derived from such records and have found them to be in agreement.

          (d) At each Closing Date you shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to you and dated as of such Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (c) above, except that the specified date referred to shall be a date not more than five business days prior to such Closing Date.

          (e) In the event that any of the letters to be delivered pursuant to subsections (c) and (d) above sets forth any such changes, decreases or increases, it shall be a further condition to your obligations that you shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Ernst & Young LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the capital stock, long-term debt, obligations under capital leases, total assets, or stockholders' equity of the Company as compared with the amounts shown in the latest condensed consolidated balance sheet of the Company, or a material adverse change in revenues or the total or per share amounts of income before extraordinary items or net income, of the Company, in each case as compared with the corresponding period of the prior year.

          (f) On each Closing Date, you shall have received from Troy & Gould Professional Corporation, counsel for the Underwriters, such opinion or opinions with respect to the Registration Statement, the Prospectus and other related matters as you reasonably may require and such counsel shall have received such papers and information as they reasonably may request to enable them to pass upon such matters.

          (g) On each Closing Date, there shall have been furnished to you the respective opinions (addressed to the Underwriters) of Manatt, Phelps & Phillips, LLP, counsel for the Company and the Selling Shareholders, and Fredrikson & Byron, P.A., special counsel for North Star, each dated such Closing Date and in form and substance reasonably satisfactory to you and counsel for the Underwriters and stating that it may be relied upon by counsel for the Underwriters in giving their opinion, to the effect that:

                 (i) The Company and North Star each has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own or lease and occupy its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which, to such counsel's knowledge, the character of the business conducted by it or the location of the

                                      25.

properties owned or leased by it makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect.

                 (ii) The authorized, issued and outstanding capital stock of the Company conforms as to legal matters in all material respects to the description thereof as set forth under the caption "Capitalization" in the Prospectus. The Common Stock of the Company conforms as to legal matters in all material respects to the description thereof contained under the caption "Description of Capital Stock" in the Registration Statement and the Prospectus. The outstanding shares of Common Stock (including any Shares to be purchased by the Underwriters from the Selling Shareholders) have been, and the Shares that are being sold by the Company, upon issuance and delivery and payment therefor in the manner herein described will be, duly authorized, validly issued, fully paid and nonassessable. There are no preemptive or to the knowledge of such counsel other rights to subscribe for or to purchase, or any restrictions upon the voting or transfer of, any shares of Common Stock or any capital stock of North Star pursuant to the Company's or North Star's respective articles of incorporation or bylaws, or any agreement or other instrument known to such counsel to which the Company or North Star is a party or by which the Company or North Star may be bound; and to such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock. To such counsel's knowledge, neither the Company nor North Star has any subsidiaries other than North Star and Keystone Warehouse Distributors, Inc. All of the issued and outstanding shares of capital stock of North Star is owned of record and beneficially by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                 (iii) Neither the issuance, sale or delivery by the Company and the sale and delivery by the Selling Shareholders of the Shares, nor the execution, delivery and performance of this Agreement by the Company and the Selling Shareholders, nor the consummation by the Company or the Selling Shareholders of any of the other transactions contemplated hereby will result in a violation of, or constitute a default under, the articles of incorporation or bylaws of the Company, or result in a material violation of or constitute a default under any material agreement, indenture or other instrument known to such counsel, to which the Company or any Selling Shareholder is a party or by which any of them is bound, or to which any of their properties are subject, nor, to such counsel's knowledge, will the performance by the Company or any Selling Shareholder of its obligations hereunder violate any law, ordinance, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or any Selling

                                      26.

Shareholder or any of their respective properties or assets, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company; provided, however, that no opinion need be rendered regarding any state securities or Blue Sky laws. Except for permits and similar authorizations required under the Act, by the NASD or under the securities or "blue sky" laws of certain jurisdictions and for such permits and authorizations which have been obtained, no consent, approval, authorization or order of any court or governmental agency or body is required in connection with the consummation by the Company or the Selling Shareholders of the transactions contemplated by this Agreement. To such counsel's knowledge, the Company and North Star is conducting its business so as to comply in all material respects with all applicable statutes and regulations.

                 (iv) The Company is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under its articles of incorporation or, to such counsel's knowledge, in material violation of or in material default under its bylaws, and neither the Company nor North Star is, nor with the giving of notice of lapse of time or both would be, in violation of or in default under any material agreement, indenture or other instrument known to such counsel, to which the Company or North Star is a party or by which the Company or North Star is bound or to which their respective properties are subject.

                 (v) The Registration Statement and all post-effective amendments thereto have become effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission and all filings required by Rule 424 and Rule 430A of the Act have been made in a timely manner; and the Registration Statement and the Prospectus and any amendment or supplement thereto, as of their respective effective dates and as of each Closing Date, complied as to form in all material respects with the requirements of the Act (except that counsel need express no opinion on the financial or statistical statements or other financial or statistical data contained therein).

                 (vi) The statements under the captions "Business -- Government Regulation and Environmental Hazards," "Description of Capital Stock," "Shares Eligible for Future Sale," "Dividend Policy," "Underwriting," and "Management" in the Prospectus and in Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings; and such counsel does not know of any contracts or documents of a character required to be summarized or described in the

                                      27.

Registration Statement or the Prospectus or required to be filed as exhibits to the Registration Statement which are not so summarized, described or filed. There are no statutes or regulations applicable to the Company or North Star or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company or North Star of a character required to be disclosed in the Registration Statement or the Prospectus which have not been so disclosed and described therein.

                 (vii) Except as described in the Prospectus, such counsel does not know of any past, pending or threatened action, suit, proceeding, inquiry or investigation before any court or before or by any public, regulatory or governmental body or board against or involving the properties or business of the Company or North Star or any of the Selling Shareholders of a character required to be disclosed in the Prospectus or, as to threatened litigation, of a character which would be required to be disclosed if filed, or in either case which, if successful, would have a Material Adverse Effect.

                 (viii) Such contracts and documents as are summarized in the Prospectus are fairly summarized in all material respects; and, to such counsel's knowledge, each contract or document so described is in full force and effect in accordance with its terms.

                 (ix) The Company has the corporate power and authority to enter into and perform this Agreement, and to issue, sell and deliver the Shares being issued, sold and delivered by the Company hereunder; this Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by you, constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the rights of creditors generally and by general equitable principles, and except as rights to indemnification or contribution may be limited under federal and state securities laws and the public policy underlying such laws.

                 (x) All corporate action required in connection with the authorization and issuance of the Shares and the sale of the Shares by the Company in accordance with the terms of this Agreement has been taken and all authorizations, consents, approvals, licenses or other orders of any regulatory body, administrative agency or other governmental body or, to such counsel's knowledge, any other person or entity required for the valid issuance, sale and delivery of the Shares hereunder have been obtained (except that no opinion need be expressed with respect to such authorizations, consents, approvals, licenses or other orders as may be required by the Blue Sky or state securities laws of any jurisdiction in connection with the sale of the Shares).

                                      28.

                 (xi) To such counsel's knowledge, no consents or waivers from the holders of the Company's capital stock are required to consummate the transactions contemplated hereby other than such consents and waivers as have been obtained.

                 (xii) The Company and North Star each had at all relevant times the corporate power and authority to enter into and perform the North Star Merger Agreement and to consummate the North Star Merger as consummated, and the North Star Merger Agreement constitutes the valid and binding agreement of the Company and North Star, enforceable against the Company and North Star in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the rights of creditors generally and by general equitable principles, and except as rights to indemnification may be limited under federal and state securities laws and the public policy underlying such laws.

                 (xiii) All corporate action each of the Company and North Star required in connection with the authorization of the North Star Merger Agreement and the consummation of the North Star Merger has been taken and all authorizations, consents, approvals, licenses or other orders of any regulatory body, administrative agency or other governmental body or, to such counsel's knowledge, any other person or entity required for the consummation of the North Star Merger have been timely obtained.

                 (xiv) No person has any dissenter's rights or appraisal rights arising from or in connection with the North Star Merger.

                 (xv) Each Selling Shareholder has full legal right, power and authority, and all consents and approvals required pursuant to any agreement, indenture, or other instrument known to such counsel to which such Selling Shareholder is a party or by which he or any of his property or assets are bound, to enter into this Agreement and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by him in the manner provided in this Agreement (except that no opinion need be expressed as to permits, consents and similar authorizations under the state securities or Blue Sky laws of any jurisdiction in connection with the sale of the Shares).

                 (xvi) This Agreement and the Custody Agreement have been duly authorized, executed and delivered by each Selling Shareholder, and is a legal, valid and binding agreement of each Selling Shareholder, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the rights of creditors generally and by general equitable principles, and except as rights to indemnification and

                                      29.

contribution may be limited under federal and state securities laws and the public policy underlying such laws.

                 (xvii) Upon delivery of certificates for the Shares to be sold by each Selling Shareholder pursuant hereto and payment for such Shares as provided herein, valid and marketable title to such Shares will pass to the Underwriters, severally, free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction on transfer, claim or equity, provided that the Underwriters are without notice of any defect in the title of such Shares and take such Shares in good faith, without notice of any adverse claim.

                 (xviii) To such counsel's knowledge, (1) the Company and North Star has obtained all material licenses, permits and other governmental authorizations necessary to the conduct of its business as described in the Prospectus; and (2) such licenses, permits and other governmental authorizations are in full force and effect and the Company and North Star is in all material respects complying therewith.

                 (xix) The form of certificate representing the Common Stock and filed as an exhibit to the Registration Statement is in due and proper form under California law.

                 (xx) The offer and sale of all securities of the Company made within the last three years as set forth in Item 15 of the Registration Statement were exempt from the registration requirements of the Act pursuant to the provisions set forth in such Item and from the registration or qualification requirements of all relevant state securities laws.

                 (xxi) The Shares have been approved for quotation on The Nasdaq National Market, subject to official notice of issuance.

                 (xxii) The Company is not an "investment company" within the meaning of the 1940 Act.

     In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, counsel for the Underwriters, representatives of the independent public accountants for the Company, the Selling Shareholders, and you and your counsel, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (other than as set forth in clause (v) above), on the basis of the foregoing, no facts have come to such counsel's attention that lead them to believe either that the Registration Statement at the time such Registration Statement became effective contained an untrue statement of a material fact or omitted to

                                      30.

state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or at the applicable Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion with respect to the financial statements and other financial and statistical data included in the Registration Statement or the Prospectus.

     In rendering the foregoing opinion, such counsel may rely on the following:

                   (A) as to matters involving the application of laws other than the laws of the United States and the State of California in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel familiar with applicable laws; and

                   (B) as to matters of fact, to the extent they deem proper, on certificates of officers of the Company and the Selling Shareholders and certificates or other written statements of officers or departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and certificates of the Company's transfer agent, provided that copies of all such opinions, statements or certificates shall be delivered to Underwriters' counsel, and, if written confirmation of the Commission is not available at the time such opinion is rendered, upon the current oral representations of members of the Commission's staff with respect to the Registration Statement or any amendment or supplement thereto having become effective and the lack of issuance of a stop order or institution of proceedings for that purpose.

          (h) At or prior to the First Closing Date, you shall have received the written agreements described in Section 6(l) hereof.

          (i) At the Closing Date, the Shares shall have been approved for listing on The Nasdaq National Market, subject to official notice of issuance.

          (j) The Company and the Selling Shareholders shall have furnished to you such additional documents and certificates as you may reasonably request.

     All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Company shall furnish you with such conformed copies of such opinions, certificates, letters and other

                                      31.

documents as you shall reasonably request for each of the Underwriters. If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, each Closing Date, by you. Any such cancellation shall be without liability of the Underwriters to the Company. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

     8.   Agreements of the Selling Shareholders.  Each Selling Shareholder,
          --------------------------------------
severally and not jointly, agrees with the Underwriters and the Company:

          (a) To pay or cause to be paid his own underwriting discounts and commissions.

          (b) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at the earliest possible time, to do and perform all such things to be done and performed relating to such Selling Shareholder under this Agreement prior to each Closing Date, and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement relating to such Selling Shareholder.

          (c) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the securities or Blue Sky Laws of such jurisdictions as you may reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification, provided, however that no Selling
                                    --------  -------
Shareholder shall be required to take any action that would subject him to the general service of process in any jurisdiction where he is not now so subject.

          (d) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, to deliver to the Underwriters prior to or at the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     9.   Indemnification.
          ---------------

          (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject

                                      32.

under the Act, specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of any Underwriter, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant of the Company herein contained or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or in any "blue sky" application or other document executed by the Company or based upon any information furnished in writing by the Company, filed in any jurisdiction in order to qualify any or all of the Shares under the securities laws thereof ("Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements (with respect to the Prospectus, in the light of the circumstances under which they were made) therein not misleading; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such preliminary prospectus or the Prospectus, or such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you expressly for use therein; provided, further, that the Company will not be liable for any such losses, claims, damages, or liabilities arising from the sale of the Shares to any person if a copy of the Prospectus (as first filed pursuant to Rule 424(b)) or the Prospectus as amended or supplemented by all amendments or supplements thereto which has been furnished to the Underwriters shall not have been sent, mailed or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, but only if and to the extent that such Prospectus, if so sent or delivered, would have cured the defect giving rise to such losses, claims, damages or liabilities. In addition to its other obligations under this Section 9(a), the Company agrees that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(a), it will reimburse the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to reimburse the Underwriters for such expense and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. This indemnity agreement shall be in addition to any liabilities that the Company may otherwise have.

                                      33.

          (b) Each Underwriter, severally but not jointly, will indemnify and hold harmless the Company and the Selling Shareholders against any losses, claims, damages or liabilities to which the Company or the Selling Shareholders may become subject, under the Act specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of the Company and the Selling Shareholders, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant by you herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such preliminary prospectus or the Prospectus, or such amendment or supplement or any Blue Sky Application, in reliance upon and in conformity with information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company and the Selling Shareholders for any legal or other expenses reasonably incurred by the Company or the Selling Shareholders in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to their other obligations under this Section 9(b), the Underwriters agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(b), they will reimburse the Company and the Selling Shareholders on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the Company or the Selling Shareholders for such expense and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. This indemnity agreement shall be in addition to any liabilities which the Underwriters may otherwise have.

     The indemnity agreement in this Section 9(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director or partner of the Company or of a Selling Shareholder and each person, if any, who controls the Company or a Selling Shareholder within the meaning of the Act to the same extent as such agreement applies to the Company or the Selling Shareholder.

          (c) The Selling Shareholders, severally and not jointly, shall indemnify and hold harmless the Company and the Underwriters

                                      34.

against any losses, claims, damages or liabilities to which the Company or the Underwriters may become subject, under the Act specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of the Company or the Underwriters, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant by the Selling Shareholders herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such preliminary prospectus or the Prospectus, or such amendment or supplement or any Blue Sky Application, in reliance upon and in conformity with information furnished to the Company by such Selling Shareholder expressly for use therein, it being understood that for all purposes of this Agreement that the statements appearing in any preliminary prospectus, the Prospectus or the Registration Statement under the caption "Principal and Selling Shareholders" constitute the only written information furnished to the Company by the Selling Shareholders (other than the Insider Selling Share holders), for use in the Registration Statement or the Prospectus or any preliminary prospectus (or any amendment or supplement thereto); and will reimburse the Company and the Underwriters for any legal or other expenses reasonably incurred by the Company or the Underwriters in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to their other obligations under this Section 9(c), the Selling Shareholders agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(c), they will reimburse the Company and the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the Company or the Underwriters for such expense and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. This indemnity agreement shall be in addition to any liabilities which the Selling Shareholders may otherwise have.

     The indemnity agreement in this Section 9(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and each person, if

                                      35.

any, who controls the Company within the meaning of the Act to the same extent as such agreement applies to the Company.

          (d) Within ten days after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; no indemnification provided in Section 9(a), 9(b) or 9(c) shall be available to any party who shall fail to give notice as provided in this Section 9(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 9 or to the extent that it is not prejudiced as a proximate result of such failure. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in any of which events such fees and expenses shall be borne by the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Section 9(a), 9(b) and 9(c) hereof, including the amounts of any

                                      36.

requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 9(a), 9(b) and 9(c) hereof and will not resolve the ultimate propriety or enforce ability of the obligation to indemnify for expenses that is created by the provisions of Sections 9(a), 9(b) and 9(c).

          (f) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 9 is for any reason judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, the Selling Shareholders and one or more of the Underwriters, as incurred, in such proportions that (i) the Underwriters are responsible pro rata for that portion represented by the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price (before deducting expenses) appearing thereon, and (ii) the Company and the Selling Shareholders are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; provided, however, that if the allocation provided above is not permitted by applicable law, the Company, the Selling Shareholders and the Underwriters shall contribute to the aggregate losses in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Shareholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to

                                      37.

above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this
Section 9(f), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or a Selling Shareholder within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company or such Selling Shareholder.

          (g) The parties to this Agreement acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including without limitation, the provisions of this Section 9, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 9 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 9, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 9 and further agree not to attempt to assert any such defense.

     In no event shall any of the Selling Shareholders, as such, be required pursuant to the indemnity agreement under this Section 9 or otherwise under this Agreement to pay a total amount in excess of the net amount received by such Selling Shareholder hereunder for the sale of Shares to the Underwriters.

     10.  Representations and Agreements to Survive Delivery.  The
          --------------------------------------------------
representations, warranties, indemnities, agreements and other statements of the Underwriters, the Selling Shareholders, the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, the Selling Shareholders or any Underwriter or controlling person, with respect to an Underwriter or the Company and will survive delivery of and payment for the Shares or termination of this Agreement.

                                      38.

     11.  Effective Date of Agreement and Termination.
          -------------------------------------------

          (a) This Agreement shall become effective (i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 10:00 A.M. eastern time on the first full business day following the effectiveness of the Registration Statement, or (ii) if at the time of execution of this Agreement, the Registration Statement has been declared effective, at 10:00 A.M. eastern time on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Shares for sale to the public. For the purposes of this Section 11, the Shares shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Shares or upon the release by you of telegrams or facsimile messages (i) advising the Underwriters that the Shares are released for public offering, or (ii) offering the Shares for sale to securities dealers, whichever may occur first. By giving notice before the time this Agreement becomes effective, you, as the Representatives of the several Underwriters, or the Company, may prevent this Agreement from becoming effective, without liability of any party to any other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 6(i) hereof.

          (b) You may terminate this Agreement by notice to the Company and the Selling Shareholders at any time at or prior to the Closing Date (i) in accordance with the last paragraph of Section 7 of this Agreement; or (ii) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development which might reasonably be viewed as resulting in a material adverse change in or affecting the assets, properties, results of operation, financial condition or business prospects of the Company, whether or not arising in the ordinary course of business, including without limitation, any failure of refusal for any reason of any Selling Shareholder to sell Shares in the Offering as contemplated in the Registration Statement and any preliminary prospectus disseminated in connection with the Offering; or (iii) if there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares; or (iv) if trading in any securities of the Company has been suspended by the Commission or by the NASD or the Nasdaq National Market, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the

                                      39.

Commission or any other governmental authority; or (v) if a banking moratorium has been declared by federal or New York, California or Tennessee authorities; or (vi) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company, or
(vii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

          (c) If this Agreement is terminated pursuant to this Section 11, such termination shall be without liability of any party to any other party, except to the extent provided in Section 6(i). Notwithstanding any such termination, the provisions of Section 9 shall remain in effect.

     12.  Default by One or More of the Underwriters.
          ------------------------------------------

          (a) If any Underwriter shall default in its obligation to purchase the Firm Shares which it has agreed to purchase hereunder, you shall use your best efforts to arrange for you or another party or other parties to purchase such Firm Shares on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Firm Shares, then the Company or the Selling Shareholders shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Firm Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Firm Shares, or the Company or the Selling Shareholders notifies you that it has so arranged for the purchase of such Firm Shares, you or the Company or the Selling Shareholders shall have the right to postpone the Closing Date for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any persons substituted under this Section 11 with like effect as if such person had originally been a party to this Agreement with respect to such Firm Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Firm Shares of a defaulting Underwriter or Underwriters made by you or the Company or the Selling Shareholders as provided in subsection (a) above, the aggregate number of Firm Shares which remains unpurchased does not exceed _______ [10% of Firm Shares] then the Company shall have the right to require each

                                      40.

nondefaulting Underwriter to purchase the Firm Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each nondefaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares which such Underwriter agreed to purchase hereunder) of the Firm Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Firm Shares of a defaulting Underwriter or Underwriters made by you or the Company or the Selling Shareholders as provided in subsection (a) above, the number of Firm Shares which remains unpurchased exceeds _________ [10% of Firm Shares], or if the Company shall not exercise the right described in subsection
(b) above to require nondefaulting Underwriters to purchase Firm Shares of a defaulting Underwriter or Underwriters, then the Company, the Selling Shareholders or you shall have the right, by written notice within the next twenty-four (24) hours, to terminate this Agreement, without liability on the part of any nondefaulting Underwriter or the Company or the Selling Shareholders except for the expenses to be borne by the Company and the Selling Shareholders as provided in Section 6(i) hereof and the indemnity and contribution agreements in Section 9 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     13.  Default by the Company or the Selling Shareholders.  If the Company or
          --------------------------------------------------
the Selling Shareholders shall fail at the First Closing Date to sell and deliver the respective aggregate number of Firm Shares that they are obligated to sell, then this Agreement shall terminate without any liability on the part of any nondefaulting party, except to the extent provided in Section 6(i) and except that the provisions of Section 9 shall remain in effect. No action taken pursuant to this Section shall relieve the Company or the Selling Shareholders from liability, if any, in respect of its default.

     14.  Notices.  Except as otherwise provided in this Agreement, (a) whenever
          -------
notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing, addressed to the Company at 700 East Bonita Avenue, Pomona, California 91767, or by telecopier (confirmed in writing) at (909) 624-9136, Attention: Charles J. Hogarty, with a copy to Manatt, Phelps & Phillips, LLP at 11355 West Olympic Boulevard, Los Angeles, California 90064, or by telecopier at (310) 312-4224, Attention: Paul H. Irving, (b) whenever notice is required by the provisions of this Agreement to be given to the Selling Shareholders, such notice shall be in writing addressed to the Selling Shareholders in care of Keystone Automotive Industries, Inc., 700 East Bonita Avenue, Pomona, California 91767, or by telecopier (confirmed in writing) at
(909) 624-9136, with a copy to Manatt, Phelps & Phillips, LLP at 11355 West Olympic Boulevard, Los

                                      41.

Angeles, California 90064, or by a telecopier at (310) 312-4209, Attention: Paul
H. Irving, and (c) whenever notice is required by the provisions of this Agreement to be given to the several Underwriters, such notice shall be in writing addressed to the Underwriters in care of Morgan Keegan & Company, Inc., 50 Front Street, Memphis, Tennessee 58103, or by telecopier at (901) 579-4355,
Attention: William P. Allen, Jr., with a copy to Troy & Gould Professional Corporation at 1801 Century Park East, Suite 1600, Los Angeles, California 90067, or by telecopier at (310) 201-4746, Attention: Dale E. Short, Esq.

     15.  Parties.  This Agreement is made solely for the benefit of the several
          -------
Underwriters, the Company, the Selling Shareholders, any officer, director or controlling person referred to in Section 9 hereof, and their respective successors and assigns, and no other person shall acquire or have any right by virtue of this Agreement. The term "successors and assigns," as used in this Agreement, shall not include any purchaser of any of the Shares from any of the Underwriters merely by reason of such purchase. In all dealings with the Company and the Selling Shareholders under this Agreement, you shall act on behalf of each of the several Underwriters, and the Company and the Selling Shareholders shall be entitled to act and rely upon any statement, request, notice or agreement made or given by you jointly or by Morgan Keegan & Company, Inc. on behalf of you.

     16.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Tennessee, without giving effect to the choice of law or conflict of laws principles thereof.

     17.  Counterparts.  This Agreement may be signed in one or more
          ------------
counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                                      42.

     Please confirm, by signing and returning to us counterparts of this Agreement, that you are acting on behalf of yourselves and the several Underwriters and that the foregoing correctly sets forth the Agreement among the Company, the Selling Shareholders and the several Underwriters.

                                     Very truly yours,

                                     KEYSTONE AUTOMOTIVE
                                     INDUSTRIES, INC.


                                     By:
                                        ---------------------------
                                        Name: Charles J. Hogarty
                                        Title: Chief Executive
                                               Officer


                                     THE SELLING SHAREHOLDERS


                                     By:
                                        ---------------------------
                                         Charles J. Hogarty, as
                                         Attorney-in-Fact


                                     By:
                                        ---------------------------
                                         Virgil K. Benton, as
                                         Attorney-in-Fact

Confirmed and accepted as of
the date first above mentioned

MORGAN KEEGAN & COMPANY, INC.
A.G. EDWARDS & SONS, INC.
CROWELL, WEEDON & CO.
as Representatives of the
several Underwriters named in
Schedule II hereto

By:  MORGAN KEEGAN & COMPANY, INC.


     By:
        -----------------------------
         Name:  William P. Allen, Jr.
         Title: First Vice President

                                      43.

                                  SCHEDULE I


                                        Number of      Number of
                                       Firm Shares   Option Shares
Name of Selling Shareholder            to be Sold     to be Sold
---------------------------            -----------   -------------









    TOTAL...........................
                                       ===========   =============

                                      44.

                                  SCHEDULE II

                                                          Number of
                                                         Firm Shares
Name of Underwriter                                    To be Purchased
-------------------                                    ---------------
Morgan Keegan & Co.................................
A.G. Edwards & Sons, Inc...........................
 Crowell, Weedon & Co..............................
                                                       ---------------
    TOTAL..........................................
                                                       ===============

                                      45.